POWER OF ATTORNEY

      I, the undersigned Director and officer of the following investment company (as set forth in the company's Registration Statement on Form N-1A):

            MEEHAN MUTUAL FUNDS, INC.

hereby severally constitute and appoint Robert J. Zutz my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, any Registration Statement on Form N-1A, any and all Pre-Effective Amendments to said Registration Statement of the Fund, any and all subsequent Post-Effective Amendments to said
Registration Statement, any and all supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

WITNESS my hand as of the date set forth below.

SIGNATURE                           DATE
---------                           ----

/s/ Thomas P. Meehan                November 20, 1999
-----------------------
Thomas P. Meehan

                                POWER OF ATTORNEY

      I, the undersigned Director or officer of the following investment company (as set forth in the company's Registration Statement on Form N-1A):

            MEEHAN MUTUAL FUNDS, INC.

hereby severally constitute and appoint each of Thomas P. Meehan and Robert J. Zutz my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, any Registration Statement on Form N-1A, any and all Pre-Effective Amendments to said Registration Statement of the Fund, any and all subsequent Post-Effective Amendments to said Registration Statement, any and all supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

WITNESS my hand as of the date set forth below.

SIGNATURE                           DATE
---------                           ----

/s/ John A. Cutler                  November 22, 1999
--------------------------
John A. Cutler

/s/ Andrew B. Ferrentino            November 22, 1999
--------------------------
Andrew B. Ferrentino

/s/ Terence P. Smith                November 22, 1999
--------------------------
Terence P. Smith